Supplement Dated October 16, 2017 to
Prospectuses dated May 1, 2017 for
Protective Variable Annuity Investors Series
Protective Variable Annuity BCL Series
Protective Variable Annuity II B Series
Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account
And
Protective Variable Annuity II B Series NY
Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

The changes below are intended to clarify the disclosure in your prospectus (the "Prospectus") regarding the payment of the death benefit in your variable annuity contract. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The language in the first paragraph of the section in the Summary entitled "Is there a death benefit?" is replaced by the following:
If any Owner dies before the Annuity Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner at our Administrative Office. (See "DEATH BENEFIT.")

The language in the first paragraph of the Death Benefit section of your Prospectus is replaced by the following:
If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.

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If you have any questions regarding this Supplement, you may contact us by writing Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or calling toll free at 800-456-6330.